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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                October 30, 2002

                               Acterna Corporation
             (Exact name of registrant as specified in its charter)

              Delaware                            000-07438                         04-2258582
  (State or other jurisdiction of           (Commission File No.)                  (IRS Employee
           incorporation)                                                       Identification No.)

                          12410 Milestone Center Drive
                           Germantown, Maryland 20876
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (240) 404-2999

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Item 7.  Financial Statements and Exhibits.

         Exhibit 99.1: Press Release, dated October 30, 2002, entitled "Acterna Corporation Reports Second Quarter Results," which release is furnished but not filed as part of Item 9 of this report.

Item 9.  Regulation FD Disclosure.

         Attached hereto as Exhibit 99.1 and furnished but not filed is a press release entitled "Acterna Corporation Reports Second Quarter Results."

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ACTERNA CORPORATION

Date:  October 30, 2002

                                     By: /s/ John D. Ratliff
                                         -------------------------------------
                                         Name:   John D. Ratliff
                                         Title:  Corporate Vice President and
                                                 Chief Financial Officer

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